UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: May 31, 2010

Date of reporting period: June 1, 2009 — November 30, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Asset Allocation: Equity Portfolio

Semiannual report 11|30|09

A world of investing.℠

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Asset Allocation:
Equity Portfolio

Semiannual report
11 | 30 | 09

Message from the Trustees	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	9

Your fund’s expenses	10

Terms and definitions	12

Trustee approval of management contract	13

Other information for shareholders	23

Financial statements	24

Shareholder meeting results	64

Message from the Trustees

Dear Fellow Shareholder:

As we enter 2010, investors have many reasons to feel a sense of renewal. The stock market’s meteoric rise in the past several months has helped repair some of the damage that investors’ portfolios incurred during the downturn.

Looking forward to the new year, we believe optimism is still warranted. Tangible evidence of recovery has emerged across the real economy and in corporate profits. As economic activity and investor confidence continue to improve, financial markets should remain on their recent path of stabilization. Many of the deep issues that plagued markets in 2008 remain present, however, and future prospects for the economy and markets are far from certain. Time-tested investment principles such as diversification, asset allocation, and a long-term perspective apply now more than ever.

We are pleased to report that many Putnam mutual funds have delivered very strong and competitive results over the past several months. This performance reflects the intense efforts of an investment team infused with a determination to excel and strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, at this past fall’s Putnam Funds’ shareholder meetings. We also would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

Performance
snapshot

Total return (%) comparison as of 11/30/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s portfolio manager

Jeffrey Knight

Jeff, how did Putnam Asset Allocation: Equity Portfolio perform during the semiannual period?

The portfolio’s class A shares advanced 18.23% at net asset value (11.46% at public offering price), which is a robust absolute return for a six-month period, but it actually lagged the 20.17% return of the fund’s benchmark, the Russell 3000 Index. The fund did not keep pace largely because small-cap stocks, in which the fund has a significant strategic allocation, did not keep pace with the broader market. Our stock selection also lagged in a number of categories. The best results came from our stock selections among small-cap growth stocks.

How would you characterize equity markets in the first half of the fund’s fiscal year?

Stock prices rose dramatically in the period, as the market anticipated the end of the recession. This was essentially confirmed when the U.S. Commerce Department reported the U.S. gross domestic product grew at a rate of 2.8% in the third quarter of 2009. This was the first quarter of growth since the middle of 2008.

We also saw an interesting anomaly in that mid-cap stocks led the market and small caps lagged. In a typical recovery small caps tend to lead, as their performance generally depends more on the overall level of economic growth. The leadership of mid caps in this recovery, it appears, was a reflection

Broad market index and fund performance

This chart shows the performance of broad market indexes for the 6 months ended 11/30/09. See the previous page and pages 9–10 for fund performance information. Index descriptions can be found on page 12.

of the unusually severe bear market in 2008, which turned many large-cap companies into mid caps. In short, this was a different crop of mid caps than we usually see. We don’t anticipate that this leadership will last.

Can you give us an update on thematic equity strategy, one of the special features of this fund?

We allocate a portion of the portfolio to pursue stocks that reflect secular themes in the economy, which gives the portfolio a source of diversification from our other stock selections, which are determined by fundamental analysis. The thematic strategy still reflects our fundamental criteria — we look for companies with high levels of free cash flow that we believe are undervalued but poised for an improvement in earnings.

Themes that I described in the last update, such as cloud computing, alternative energy, and water, remain in place, and they have performed well. We also implemented a gold strategy early in 2009 when it appeared that the dollar was vulnerable and that investors would turn to buying gold as a hedge. We purchased a number of gold stocks, and they appreciated strongly along with gold prices. By the end of the period, we saw indications that gold prices were getting excessive. In particular, gold mining companies were no longer hedging against possible price corrections. We decided to take some profits. We sold Barrick Gold and IAMGOLD Corp., which are both Canadian gold mining companies, at a profit during the period.

Another theme in the portfolio is cyber security. We studied this issue to understand the threats to both national security and personal security from foreign enemies and criminals. These threats are significant, and we believe companies that offer services to counter these threats stand to earn growing profits. The fund owns Raytheon, which is developing cyber warfare capabilities. In the personal security area, the fund owns

Top 10 equity holdings

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

S&P 500 Index Depository Receipts
(SPDR Trust Series 1) (4.8%)	N/A (multiple sectors)	N/A (multiple sectors)
Exxon Mobil Corp. (1.6%)	Energy	Oil and gas
Microsoft Corp. (1.2%)	Technology	Software
IBM Corp. (1.1%)	Technology	Computers
Chevron Corp. (1.0%)	Energy	Oil and gas
General Electric Co. (1.0%)	Conglomerates	Conglomerates
Apple, Inc. (1.0%)	Technology	Computers
JPMorgan Chase & Co. (0.9%)	Financials	Banking
AT&T, Inc. (0.9%)	Communication services	Regional Bells
Intel Corp. (0.8%)	Technology	Electronics

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 11/30/09. Short-term holdings are excluded. Holdings will vary over time.

“We also implemented a gold strategy
  early in 2009 when it appeared that
  the dollar was vulnerable and that
  investors would turn to buying gold
  as a hedge.”

Jeffrey Knight

Symantec, which helps individuals protect their identities and protects computers from viruses. These stocks underperformed the benchmark during the period, but we have confidence in their prospects.

More generally, what stocks contributed to performance?

One of the top performers in the fund was Goldman Sachs. This bank suffered less fundamental damage during the banking crisis than its competitors, and in some ways it is emerging stronger. Another financial stock that contributed to gains was Aflac, an insurance company. The market had doubts about the credit quality of the bonds owned by this company. However, with Putnam’s internal research, we were able to consult with bond analysts, who determined that the risk concerns were misplaced. We purchased Aflac, and it has performed very well.

Apple has been so successful with new products and marketing that it barely experienced a hiccup despite the drop-off in consumer spending during the recession. Another strong contributor was Joy Global, a company that manufactures mining equipment. This is a literal “picks-and-shovels” company that benefits indirectly from demand for a diverse range of resources such as coal, copper, iron ore, oil sands, and gold.

Where did the fund encounter disappointments?

An overweight position in oil refiner Sunoco caused a drag on results. Like other refiners, as oil prices were rising, the company

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

expanded capacity until July 2008, and is now faced with higher capital expenditures while the price of its output has fallen.

IN THE NEWS

It is an interest rate that looks as if it may be with us for some time. The Fed (Federal Reserve Board), responsible for implementing U.S. monetary policy, sets short-term interest rates through changes to the federal funds rate, the interest rate at which banks loan funds to other banks, usually on an overnight basis. Since December 2008, the federal funds rate has been near a record low of 0% as the government works to restore liquidity to the credit market. The federal funds rate began at 1.13% in 1954 and hit a high of 22.36% in 1981. In December, Fed Chairman Ben Bernanke hinted that the central bank’s policy of keeping rates “exceptionally low” for an “extended period” would remain. Despite recent signs of improved economic activity, Chairman Bernanke noted that, “we still have some way to go before we can be assured that the recovery will be self-sustaining.”

In a couple of other instances, we had underweight positions in stocks that performed very well. In the health-care sector, the fund owned Merck, a hospital-supply company that outperformed both its sector and the broader market. We also had an underweight position in online retailer Amazon, which has come roaring back this year in what was a very difficult retail environment.

What is your outlook for the rest of the fiscal year?

The portfolio is well diversified, though we have an underweight to U.S. financial stocks, especially those with large consumer businesses, such as credit cards. We believe they are vulnerable to declining earnings and writing down losses on consumer credit. We will continue to focus on stocks with high free cash flows trading at what we consider attractive prices. The economic environment is still challenging, and we think companies with high levels of cash flow are well situated to maintain their maneuverability.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since the fund’s inception date of January 23, 2009. Past performance does not guarantee future results, and the short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/09

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	NAV	POP	NAV

Life of fund	40.10%	32.05%	40.20%

6 months	18.23	11.46	18.31

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A shares reflect a maximum 5.75% load. Class Y shares have no initial sales charge or CDSC. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 11/30/09

		Lipper Multi-Cap Growth Funds
	Russell 3000 Index	category average*

Life of fund	36.08%	38.67%

6 months	20.17	18.51

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and life-of-fund periods ended 11/30/09, there were 478 and 467 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/09

Share value	NAV	POP	NAV

5/31/09	$11.85	$12.57	$11.85

11/30/09	14.01	14.86	14.02

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/09

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	NAV	POP	NAV

Life of fund	44.12%	35.84%	44.12%

6 months	22.03	15.02	21.93

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A†	Class Y

Estimated net expenses for the fiscal year ended 5/31/10 *	1.11%	1.11%

Estimated total annual operating expenses for the fiscal year ended 5/31/10	1.30%	1.30%

Annualized expense ratio for the six-month period ended 11/30/09	1.04%	1.04%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/10.

† No payments under the fund’s distribution and service (12b-1) plan have been authorized by the Trustees.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Asset Allocation: Equity Portfolio from June 1, 2009, to November 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class Y

Expenses paid per $1,000 *†	$5.69	$5.69

Ending value (after expenses)	$1,182.30	$1,183.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2009, use the following calculation method. To find the value of your investment on June 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class Y

Expenses paid per $1,000 *†	$5.27	$5.27

Ending value (after expenses)	$1,019.85	$1,019.85

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

Additional risks may be associated with emerging-market securities, including illiquidity and volatility.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

The use of derivatives involves special risks and may result in losses.

The fund involves the risk that the stock prices of the companies in the portfolio will fall or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index is an unmanaged index of equity securities from developed countries.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had only recently commenced operations.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the

Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June  30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Asset Allocation:
Equity Portfolio	0.612%	0.700%	(0.088)%

As shown in the foregoing table, based on June  30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5  basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds and asset allocation funds, including your fund, are subject to management fee waivers that reduce these funds’ management fees pending implementation of the proposed management contracts. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2009, Putnam employees had approximately $310,000,000 and the Trustees had approximately $42,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 11/30/09 (Unaudited)

COMMON STOCKS (81.5%)*	Shares	Value

Advertising and marketing services (—%)
APAC Customer Services, Inc. †	1,175	$6,145

		6,145
Aerospace and defense (2.4%)
Argon ST, Inc. †	158	2,841

BAE Systems PLC (United Kingdom)	21,063	113,755

European Aeronautic Defense and Space Co. (France)	6,152	110,542

L-3 Communications Holdings, Inc.	1,136	89,028

Lockheed Martin Corp.	1,765	136,311

Northrop Grumman Corp.	1,682	92,174

Raytheon Co.	2,684	138,307

United Technologies Corp.	2,002	134,614

		817,572
Agriculture (0.4%)
Andersons, Inc. (The)	512	13,379

Archer Daniels Midland Co.	3,042	93,724

Austevoll Seafood ASA (Norway) †	857	5,008

HQ Sustainable Maritime Industries, Inc. †	287	2,041

Nireus Aquaculture SA (Greece) †	2,696	2,659

Pescanova SA (Spain)	186	6,264

		123,075
Airlines (0.1%)
British Airways PLC (United Kingdom) †	8,353	26,983

Hawaiian Holdings, Inc. †	689	4,306

		31,289
Automotive (1.3%)
Dollar Thrifty Automotive Group †	351	6,479

Ford Motor Co. †	16,367	145,503

Hertz Global Holdings, Inc. †	2,073	20,315

Hino Motors, Ltd. (Japan) †	7,000	20,937

Navistar International Corp. †	1,282	42,319

Oshkosh Corp.	840	33,373

Suzuki Motor Corp. (Japan)	5,200	123,580

Tenneco Automotive, Inc. †	486	7,008

TRW Automotive Holdings Corp. †	1,126	24,502

Valeo SA (France) †	1,427	40,984

		465,000
Banking (5.5%)
Banca Monte dei Paschi di Siena SpA (Italy)	38,333	74,053

Banco Latinoamericano de Exportaciones SA Class E (Panama)	554	7,734

Banco Popolare SC (Italy) †	7,169	59,063

Bank of America Corp.	8,899	141,049

Bank of Hawaii Corp. S	438	20,017

Bank of New York Mellon Corp. (The)	1,202	32,021

Bank of the Ozarks, Inc.	279	7,416

Bankinter SA (Spain)	3,916	41,913

Barclays PLC (United Kingdom) †	24,533	120,672

BNP Paribas SA (France)	1,556	129,378

Citigroup, Inc.	13,609	55,933

COMMON STOCKS (81.5%)* cont.	Shares	Value

Banking cont.
Danske Bank A/S (Denmark) †	2,590	$55,996

DBS Group Holdings, Ltd. (Singapore)	12,000	124,180

Dexia (Belgium) †	7,980	60,596

First Bancorp	252	3,279

First Defiance Financial Corp.	301	3,269

Flushing Financial Corp.	570	6,219

Hudson City Bancorp, Inc.	4,376	58,157

International Bancshares Corp.	403	6,758

JPMorgan Chase & Co.	7,525	319,737

Northern Trust Corp.	321	15,890

Oriental Financial Group (Puerto Rico)	566	5,490

Smithtown Bancorp, Inc.	259	1,655

State Street Corp.	1,602	66,163

Suffolk Bancorp	257	6,921

U.S. Bancorp S	3,676	88,702

UniCredito Italiano SpA (Italy)	46,738	160,956

Wells Fargo & Co.	5,869	164,567

Westpac Banking Corp. (Australia)	3,870	85,397

Wilshire Bancorp, Inc.	442	3,098

		1,926,279
Basic materials (0.4%)
Ameron International Corp.	110	6,266

Antofagasta PLC (United Kingdom)	7,858	116,438

Minefinders Corp. (Canada) †	365	3,916

Paladin Energy, Ltd. (Australia) †	911	3,431

		130,051
Beverage (1.1%)
Anheuser-Busch InBev NV (Belgium)	2,239	112,124

Coca-Cola Enterprises, Inc.	2,723	53,507

Constellation Brands, Inc. Class A †	2,242	38,361

Heineken Holding NV (Netherlands)	948	39,041

PepsiCo, Inc.	2,402	149,452

		392,485
Biotechnology (1.4%)
American Oriental Bioengineering, Inc. (China) †	1,685	6,757

Amgen, Inc. †	3,026	170,515

Auxilium Pharmaceuticals, Inc. †	105	3,661

Biogen Idec, Inc. †	1,495	70,175

China-Biotics, Inc. (China) †	210	2,969

Cubist Pharmaceuticals, Inc. †	326	5,438

Enzon Pharmaceuticals, Inc. †	489	4,748

Facet Biotech Corp. †	227	3,727

Genzyme Corp. †	1,122	56,885

Gilead Sciences, Inc. †	2,162	99,560

Harvard Bioscience, Inc. †	782	2,792

Illumina, Inc. †	686	19,839

Martek Biosciences Corp. †	379	6,595

Medivation, Inc. †	210	6,447

COMMON STOCKS (81.5%)* cont.	Shares	Value

Biotechnology cont.
OSI Pharmaceuticals, Inc. †	105	$3,498

PDL BioPharma, Inc.	630	4,095

United Therapeutics Corp. †	107	4,878

		472,579
Broadcasting (0.3%)
LodgeNet Entertainment Corp. †	583	2,618

Mediaset SpA (Italy)	11,608	88,372

		90,990
Building materials (0.3%)
Boral, Ltd. (Australia)	5,265	26,951

Geberit International AG (Switzerland)	136	23,431

Owens Corning, Inc. †	1,774	41,920

		92,302
Cable television (0.9%)
Comcast Corp. Class A	5,364	78,690

DIRECTV Class A †	1,939	61,331

DISH Network Corp. Class A †	3,283	67,991

Liberty Global, Inc. Class A †	3,283	63,329

Time Warner Cable, Inc.	1,086	45,493

		316,834
Chemicals (1.7%)
Albemarle Corp.	393	13,264

Ashland, Inc.	2,082	74,806

BASF SE (Germany)	125	7,576

Celanese Corp. Ser. A	1,940	57,734

CF Industries Holdings, Inc.	914	78,019

Dow Chemical Co. (The)	1,157	32,141

Eastman Chemical Co.	561	33,727

Hawkins, Inc.	257	5,613

Hitachi Chemical Co., Ltd. (Japan)	3,200	62,805

Innophos Holdings, Inc.	515	12,757

Koninklijke DSM NV (Netherlands)	624	30,727

Koppers Holdings, Inc.	409	11,554

Lubrizol Corp. (The)	836	60,627

Monsanto Co.	603	48,692

Mosaic Co. (The)	321	17,478

Nitto Denko Corp. (Japan)	200	6,422

OM Group, Inc. †	288	8,821

Terra Industries, Inc.	134	5,170

W.R. Grace & Co. †	1,239	28,324

		596,257
Coal (0.4%)
Alpha Natural Resources, Inc. †	1,762	65,194

Arch Coal, Inc.	91	1,898

China Coal Energy Co. (China)	2,000	3,391

China Shenhua Energy Co., Ltd. (China)	1,000	4,890

CONSOL Energy, Inc.	56	2,572

Felix Resources, Ltd. (Australia)	116	1,782

International Coal Group, Inc. †	1,252	5,221

COMMON STOCKS (81.5%)* cont.	Shares	Value

Coal cont.
Massey Energy Co.	68	$2,561

Peabody Energy Corp.	67	2,979

South Australian Coal Corp. (Australia) F	116	11

Walter Industries, Inc.	582	39,925

Yanzhou Coal Mining Co., Ltd. (China)	2,000	3,985

		134,409
Combined utilities (0.2%)
El Paso Corp.	6,484	61,987

		61,987
Commercial and consumer services (1.0%)
Alliance Data Systems Corp. †	169	10,307

Deluxe Corp.	433	5,586

Emergency Medical Services Corp. Class A †	114	5,501

Equifax, Inc.	881	25,241

Experian Group, Ltd. (Ireland)	1,808	17,020

EZCORP, Inc. Class A †	1,103	16,291

Hillenbrand, Inc.	183	3,349

HMS Holdings Corp. †	260	11,495

Landauer, Inc.	56	3,185

Lender Processing Services, Inc.	558	23,313

QC Holdings, Inc.	513	2,770

Sotheby’s Holdings, Inc. Class A	578	10,965

Stantec, Inc. (Canada) †	332	8,404

Steiner Leisure, Ltd. (Bahamas) †	156	6,170

Swire Pacific, Ltd. (Hong Kong)	6,500	74,605

Thomas Cook Group PLC (United Kingdom)	8,014	27,997

URS Corp. †	401	16,662

Visa, Inc. Class A	1,041	84,321

Wheelock and Co., Ltd. (Hong Kong)	1,000	3,232

Wright Express Corp. †	122	3,559

		359,973
Communications equipment (0.9%)
ADC Telecommunications, Inc. †	1,439	8,821

ARRIS Group, Inc. †	1,358	13,566

Cisco Systems, Inc. †	8,567	200,468

F5 Networks, Inc. †	1,395	65,607

Harris Corp.	186	8,165

Netgear, Inc. †	256	5,082

Qualcomm, Inc.	642	28,890

		330,599
Computers (4.5%)
Acme Packet, Inc. †	436	4,473

Actuate Corp. †	770	3,103

ANSYS, Inc. †	118	4,595

Apple, Inc. †	1,708	341,446

Black Box Corp.	245	6,907

Brocade Communications Systems, Inc. †	964	6,835

Checkpoint Systems, Inc. †	352	4,991

Dell, Inc. †	1,602	22,620

COMMON STOCKS (81.5%)* cont.	Shares	Value

Computers cont.
EMC Corp. †	9,189	$154,651

Emdeon, Inc. Class A †	604	9,114

Emulex Corp. †	896	8,727

Fujitsu, Ltd. (Japan)	19,000	113,216

Global Defense Technology & Systems, Inc. †	329	4,277

Hewlett-Packard Co.	3,443	168,914

IBM Corp.	3,123	394,591

Interactive Intelligence, Inc. †	276	4,764

Juniper Networks, Inc. †	1,041	27,201

Monotype Imaging Holdings, Inc. †	826	6,393

NCI, Inc. †	108	2,717

NCR Corp. †	1,441	13,560

NetApp, Inc. †	1,101	33,933

Netezza Corp. †	683	6,926

NetSuite, Inc. †	596	8,320

Quest Software, Inc. †	1,506	25,346

Seagate Technology	3,843	58,145

Silicon Graphics International Corp. †	1,300	7,865

STEC, Inc. †	209	2,590

Synaptics, Inc. †	172	4,634

TeleCommunication Systems, Inc. Class A †	1,341	11,305

Western Digital Corp. †	3,123	115,051

		1,577,210
Conglomerates (1.7%)
3M Co.	1,282	99,278

Danaher Corp.	154	10,922

General Electric Co.	21,547	345,183

Hutchison Whampoa, Ltd. (Hong Kong)	3,000	20,284

Marubeni Corp. (Japan)	5,000	26,432

Silex Systems, Ltd. (Australia) †	399	2,393

SPX Corp.	780	41,566

Vivendi SA (France)	1,954	56,502

		602,560
Construction (0.3%)
Acciona SA (Spain)	121	15,589

Balfour Beatty PLC (United Kingdom)	1,883	7,913

Broadwind Energy, Inc. †	509	3,639

Chicago Bridge & Iron Co., NV (Netherlands)	691	12,155

Fletcher Building, Ltd. (New Zealand)	3,733	20,896

Grupo Ferrovial SA (Spain)	454	19,881

Impregilo SpA (Italy)	2,946	9,723

Insituform Technologies, Inc. †	341	7,059

Layne Christensen Co. †	429	11,163

		108,018
Consumer (0.1%)
Fuqi International, Inc. (China) † S	336	7,365

Sony Corp. (Japan)	1,400	37,735

		45,100

COMMON STOCKS (81.5%)* cont.	Shares	Value

Consumer finance (0.2%)
American Express Co.	721	$30,159

Diamond Lease Co., Ltd. (Japan)	110	3,309

Dollar Financial Corp. †	249	6,081

Nelnet, Inc. Class A †	463	8,042

World Acceptance Corp. †	340	9,972

		57,563
Consumer goods (1.7%)
Bare Escentuals, Inc. †	545	6,971

Clorox Co.	241	14,525

Colgate-Palmolive Co.	881	74,171

Energizer Holdings, Inc. †	160	9,014

Estee Lauder Cos., Inc. (The) Class A	767	35,919

Kao Corp. (Japan)	3,000	73,731

Kimberly-Clark Corp.	1,988	131,148

National Presto Industries, Inc.	114	10,621

Newell Rubbermaid, Inc.	2,002	29,049

Prestige Brands Holdings, Inc. †	851	5,931

Procter & Gamble Co. (The)	3,217	200,580

		591,660
Consumer services (0.2%)
Brink’s Co. (The)	561	12,611

Liberty Media Holding Corp. — Interactive Class A †	1,612	17,152

Phase Forward, Inc. †	598	9,125

SRA International, Inc. Class A †	197	3,556

WebMD Health Corp. Class A †	334	12,124

		54,568
Containers (0.4%)
AEP Industries, Inc. †	99	3,741

Crown Holdings, Inc. †	1,441	36,270

Owens-Illinois, Inc. †	1,804	56,411

Pactiv Corp. †	1,441	35,088

Silgan Holdings, Inc.	102	5,464

		136,974
Distribution (0.1%)
Beacon Roofing Supply, Inc. †	370	5,687

Core-Mark Holding Co., Inc. †	151	4,542

MWI Veterinary Supply, Inc. †	146	5,415

School Specialty, Inc. †	230	5,244

Spartan Stores, Inc.	301	4,163

		25,051
Electric utilities (2.9%)
A2A SpA (Italy)	18,740	36,585

BKW FMB Energie AG (Switzerland)	71	5,659

Chubu Electric Power, Inc. (Japan)	1,500	38,430

CMS Energy Corp.	1,842	26,230

Constellation Energy Group, Inc.	930	29,593

DTE Energy Co.	493	19,774

EDF (France)	288	16,608

Edison International	1,641	55,876

COMMON STOCKS (81.5%)* cont.	Shares	Value

Electric utilities cont.
Enel SpA (Italy)	5,255	$31,430

Energias de Portugal (EDP) SA (Portugal)	15,329	70,402

Entergy Corp.	113	8,887

Exelon Corp.	1,683	81,087

FirstEnergy Corp.	481	20,721

FPL Group, Inc.	1,385	71,978

Hokkaido Electric Power Co., Inc. (Japan)	300	5,996

Hokuriku Electric Power Co. (Japan)	300	6,844

Huaneng Power International, Inc. (China)	2,000	1,249

Integrys Energy Group, Inc.	541	20,850

Kansai Electric Power, Inc. (Japan)	500	12,462

Kyushu Electric Power Co., Inc. (Japan)	400	8,806

National Grid PLC (United Kingdom)	14,741	160,473

NSTAR	801	26,537

NV Energy, Inc.	2,402	27,959

PG&E Corp.	1,282	54,280

PPL Corp.	1,682	51,335

Public Power Corp. SA (Greece) †	1,483	29,947

Public Service Enterprise Group, Inc.	401	12,575

Shikoku Electric Power Co., Inc. (Japan)	300	8,990

Terna SPA (Italy)	12,069	50,079

Tokyo Electric Power Co. (Japan)	800	21,609

TransAlta Corp. (Canada)	107	2,236

		1,015,487
Electrical equipment (1.0%)
Capstone Turbine Corp. † S	5,225	6,636

China High Speed Transmission Equipment Group Co., Ltd. (China)	4,000	9,445

Conergy AG (Germany) †	1,745	1,908

Emerson Electric Co.	1,762	72,964

Fushi Copperweld, Inc. (China) †	857	6,916

GrafTech International, Ltd. †	336	4,943

Harbin Electric, Inc. (China) †	492	9,850

Mitsubishi Electric Corp. (Japan)	16,000	113,146

Nordex AG (Germany) †	323	5,129

Powell Industries, Inc. †	229	8,038

Prysmian SpA (Italy)	3,984	66,958

Solaria Energia y Medio Ambiente SA (Spain) †	393	1,754

Solon AG Fuer Solartechnik (Germany) †	96	1,013

Sunpower Corp. Class A †	126	2,604

Vestas Wind Systems A/S (Denmark) †	199	13,965

WESCO International, Inc. †	330	8,613

Yingli Green Energy Holding Co., Ltd. ADR (China) †	202	2,870

		336,752
Electronics (2.5%)
A123 Systems, Inc. †	229	3,698

Advanced Battery Technologies, Inc. †	1,781	6,180

Agilent Technologies, Inc. †	1,851	53,531

COMMON STOCKS (81.5%)* cont.	Shares	Value

Electronics cont.
Avnet, Inc. †	1,362	$37,115

Badger Meter, Inc.	189	6,649

BYD Co., Ltd. (China) †	1,500	13,113

Cavium Networks, Inc. †	212	4,276

China BAK Battery, Inc. (China) †	1,300	3,939

Energy Conversion Devices, Inc. †	146	1,448

EnerSys †	489	11,130

FEI Co. †	2,569	62,735

Greatbatch, Inc. †	193	3,549

GS Yuasa Corp. (Japan)	1,000	7,048

Integrated Device Technology, Inc. †	3,042	17,218

Intel Corp.	14,329	275,117

Jabil Circuit, Inc.	1,267	16,864

LDK Solar Co., Ltd. ADR (China) †	200	1,560

Marvell Technology Group, Ltd. †	2,723	41,989

MEMC Electronic Materials, Inc. †	342	4,118

MIPS Technologies, Inc. †	847	3,185

Multi-Fineline Electronix, Inc. †	159	3,964

National Semiconductor Corp.	4,963	72,460

NEC Corp. (Japan) †	23,000	58,127

PV Crystalox Solar PLC (United Kingdom)	1,227	1,275

Renesola, Ltd. ADR (China) †	300	1,203

Roth & Rau AG (Germany) †	67	2,713

Saft Groupe SA (France)	167	7,990

Technitrol, Inc.	258	1,305

Texas Instruments, Inc.	4,644	117,447

TTM Technologies, Inc. †	1,266	13,128

Ultralife Batteries, Inc. †	406	1,494

Valence Technology, Inc. †	1,616	1,729

Volterra Semiconductor Corp. †	293	4,832

Watts Water Technologies, Inc. Class A	319	9,777

		871,906
Energy (oil field) (1.6%)
Basic Energy Services, Inc. †	310	2,133

Bolt Technology Corp. †	303	3,318

Boots & Coots International Control, Inc. †	4,271	6,108

Cameron International Corp. †	1,202	45,436

Compagnie Generale de Geophysique-Veritas SA (France) †	2,903	59,369

Complete Production Services, Inc. †	378	3,927

Dresser-Rand Group, Inc. †	526	14,770

ENSCO International, Inc.	1,282	56,408

Geokinetics, Inc. †	450	4,617

GulfMark Offshore, Inc. †	119	3,244

Halliburton Co.	1,950	57,252

Hornbeck Offshore Services, Inc. †	425	9,694

ION Geophysical Corp. †	2,335	12,702

National-Oilwell Varco, Inc. †	1,521	65,433

COMMON STOCKS (81.5%)* cont.	Shares	Value

Energy (oil field) cont.
Noble Corp. (Switzerland)	1,602	$66,179

Rowan Cos., Inc. †	1,578	38,961

Schlumberger, Ltd.	961	61,398

Superior Well Services, Inc. †	623	8,080

T-3 Energy Services, Inc. †	292	7,288

Tidewater, Inc.	485	21,801

		548,118
Energy (other) (0.3%)
Areva SA (France)	10	5,203

Ballard Power Systems, Inc. (Canada) †	2,071	4,701

Canadian Solar, Inc. (Canada) †	200	4,404

China Sunergy Co., Ltd. ADR (China) †	400	1,584

Covanta Holding Corp. †	662	11,300

EDP Renovaveis SA (Spain) †	879	8,642

Evergreen Energy, Inc. †	3,986	1,204

Evergreen Solar, Inc. †	893	1,250

Fersa Energias Renovables SA (Spain)	1,477	4,460

FuelCell Energy, Inc. †	1,679	5,138

Gamesa Corp Tecnologica SA (Spain)	454	8,711

GT Solar International, Inc. †	295	1,398

Gushan Environmental Energy, Ltd. ADR (China)	1,415	1,840

Headwaters, Inc. †	631	2,972

Iberdrola Renovables SA (Spain)	2,273	10,876

JA Solar Holdings Co., Ltd. ADR (China) †	486	1,891

Q-Cells AG (Germany) †	210	3,296

Renewable Energy Corp. AS (Norway) †	652	4,172

Solar Millennium AG (Germany) †	82	3,488

Solarfun Power Holdings Co., Ltd. ADR (China) †	394	2,596

Theolia SA (France) †	523	2,641

Trina Solar, Ltd. ADR (China) †	118	5,496

		97,263
Engineering and construction (0.2%)
Abengoa SA (Spain)	356	10,364

Aecom Technology Corp. †	483	12,268

EMCOR Group, Inc. †	539	12,828

Fluor Corp.	801	34,026

Stanley, Inc. †	127	3,388

VSE Corp.	154	6,999

		79,873
Entertainment (—%)
Cinemark Holdings, Inc.	394	4,984

		4,984
Environmental (0.3%)
Bio-Treat Technology, Ltd. (China) †	30,000	1,409

Energy Recovery, Inc. †	694	3,879

Epure International, Ltd. (China)	1,000	426

Foster Wheeler AG †	2,002	59,740

Fuel Tech, Inc. †	650	5,571

COMMON STOCKS (81.5%)* cont.	Shares	Value

Environmental cont.
Hyflux, Ltd. (Singapore)	2,279	$5,040

Kurita Water Industries, Ltd. (Japan)	200	6,330

Met-Pro Corp.	171	1,556

Nalco Holding Co.	411	10,053

Tetra Tech, Inc. †	620	16,331

		110,335
Financial (0.2%)
Intercontinental Exchange, Inc. †	321	34,280

Moody’s Corp.	976	22,672

		56,952
Food (1.8%)
Cermaq ASA (Norway) †	770	7,862

Colruyt SA (Belgium)	33	8,373

Cosan, Ltd. Class A (Brazil) †	1,772	13,006

Dean Foods Co. †	2,322	36,920

Del Monte Foods Co.	1,800	18,882

General Mills, Inc.	1,682	114,376

Hormel Foods Corp.	507	19,023

Kellogg Co.	561	29,497

Kerry Group PLC Class A (Ireland)	1,155	34,237

Kraft Foods, Inc. Class A	4,594	122,109

Leroy Seafood Group ASA (Norway)	200	4,021

Marine Harvest (Norway) †	21,004	15,836

Nestle SA (Switzerland)	148	6,991

Nutreco Holding NV (Netherlands)	50	2,581

Sara Lee Corp.	4,164	50,551

SunOpta, Inc. (Canada) †	1,232	4,140

Toyo Suisan Kaisha, Ltd. (Japan)	3,000	81,904

Yamazaki Baking Co., Inc. (Japan)	3,000	37,109

		607,418
Forest products and packaging (0.5%)
Amcor, Ltd. (Australia)	8,052	43,500

Bway Holding Co. †	208	3,311

KapStone Paper and Packaging Corp. †	798	5,658

MeadWestvaco Corp.	1,100	30,107

OJI Paper Co., Ltd. (Japan)	1,000	4,266

Plum Creek Timber Company, Inc. R	481	16,590

Rayonier, Inc.	642	25,513

Rock-Tenn Co. Class A	124	5,601

Sealed Air Corp.	1,682	37,492

		172,038
Gaming and lottery (0.1%)
Bally Technologies, Inc. †	141	5,856

Greek Organization of Football Prognostics (OPAP) SA (Greece)	1,646	39,363

		45,219
Health-care services (2.6%)
Aetna, Inc.	1,602	46,634

Allscripts-Misys Healthcare Solutions, Inc. †	545	10,464

Amedisys, Inc. †	254	9,408

COMMON STOCKS (81.5%)* cont.	Shares	Value

Health-care services cont.
AmerisourceBergen Corp.	1,842	$45,479

AmSurg Corp. †	176	3,645

Assisted Living Concepts, Inc. Class A †	371	8,678

athenahealth, Inc. †	1,074	45,001

Brookdale Senior Living, Inc. †	1,179	18,369

Centene Corp. †	302	5,684

Cerner Corp. †	165	12,423

Community Health Systems, Inc. †	1,202	36,673

Computer Programs & Systems, Inc.	162	7,483

Continucare Corp. †	1,038	3,228

Eclipsys Corp. †	547	10,032

Emeritus Corp. †	729	11,402

Ensign Group, Inc. (The)	128	1,770

Express Scripts, Inc. †	743	63,749

Gentiva Health Services, Inc. †	248	5,865

Health Management Associates, Inc. Class A †	5,951	36,480

HealthSpring, Inc. †	485	8,032

Humana, Inc. †	1,122	46,574

Kindred Healthcare, Inc. †	804	11,947

LHC Group, Inc. †	210	6,462

Lincare Holdings, Inc. †	1,345	47,774

McKesson Corp.	1,973	122,365

Medco Health Solutions, Inc. †	1,441	91,014

Quality Systems, Inc.	648	38,550

Skilled Healthcare Group, Inc. Class A †	242	1,643

Sun Healthcare Group, Inc. †	1,161	9,822

UnitedHealth Group, Inc.	3,081	88,332

WellCare Health Plans, Inc. †	188	6,202

WellPoint, Inc. †	721	38,956

		900,140
Household furniture and appliances (0.6%)
Electrolux AB Class B (Sweden) †	6,794	167,072

Tempur-Pedic International, Inc. †	148	3,189

Whirlpool Corp.	481	35,671

		205,932
Insurance (2.5%)
Aflac, Inc.	1,544	71,070

Allianz SE (Germany)	46	5,670

Allied World Assurance Company Holdings, Ltd. (Bermuda)	163	7,790

American Equity Investment Life Holding Co.	1,095	8,015

American Financial Group, Inc.	1,770	42,940

American Safety Insurance Holdings, Ltd. (Bermuda) †	289	4,344

Amerisafe, Inc. †	574	9,695

AON Corp.	496	19,210

Argo Group International Holdings, Ltd. (Bermuda) †	153	4,463

Aspen Insurance Holdings, Ltd. (Bermuda)	257	6,659

Assicurazioni Generali SpA (Italy)	5,631	146,036

Assured Guaranty, Ltd. (Bermuda)	371	8,414

COMMON STOCKS (81.5%)* cont.	Shares	Value

Insurance cont.
Chubb Corp. (The)	2,007	$100,631

CNA Surety Corp. †	310	4,170

Conseco, Inc. †	2,505	11,999

First Mercury Financial Corp.	265	3,434

Fondiaria SAI SpA (Italy)	1,368	22,776

ING Groep NV (Netherlands) †	2,541	23,933

ING Groep NV (Rights) (Netherlands)	2,541	6,666

Loews Corp.	642	22,740

Maiden Holdings, Ltd. (Bermuda)	852	6,424

MetLife, Inc.	1,041	35,592

Old Mutual PLC (South Africa) †	36,821	68,972

Pico Holdings, Inc. †	300	8,982

Platinum Underwriters Holdings, Ltd. (Bermuda)	151	5,329

Principal Financial Group	1,521	38,618

Prudential Financial, Inc.	1,289	64,257

QBE Insurance Group, Ltd. (Australia)	302	6,140

SCOR (France)	249	6,062

SeaBright Insurance Holdings, Inc. †	1,196	13,156

Travelers Cos., Inc. (The)	1,202	62,973

Universal Insurance Holdings, Inc.	769	4,206

Validus Holdings, Ltd. (Bermuda)	176	4,664

		856,030
Investment banking/Brokerage (2.1%)
3i Group PLC (United Kingdom)	7,850	34,793

BlackRock, Inc.	206	46,778

Calamos Asset Management, Inc. Class A	327	3,437

Charles Schwab Corp. (The)	1,842	33,764

Credit Suisse Group (Switzerland)	1,642	85,694

E*Trade Financial Corp. †	7,470	12,251

Evercore Partners, Inc. Class A	376	11,660

Federated Investors, Inc.	298	7,682

Franklin Resources, Inc.	275	29,708

Goldman Sachs Group, Inc. (The)	1,257	213,263

Invesco, Ltd.	961	21,382

Investment Technology Group, Inc. †	1,493	27,247

Jefferies Group, Inc. †	838	19,651

Macquarie Bank, Ltd. (Australia)	285	12,505

Morgan Stanley	2,643	83,466

Nationale A Portefeuille (Belgium)	67	3,523

NGP Capital Resources Co.	509	3,914

Piper Jaffray Cos. †	165	7,153

SWS Group, Inc.	870	10,823

T. Rowe Price Group, Inc.	871	42,618

TradeStation Group, Inc. †	681	5,012

Uranium Participation Corp. (Canada) †	322	2,005

Waddell & Reed Financial, Inc. Class A	830	24,178

		742,507

COMMON STOCKS (81.5%)* cont.	Shares	Value

Lodging/Tourism (0.1%)
Sky City Entertainment Group, Ltd. (New Zealand)	7,615	$18,595

Wyndham Worldwide Corp.	1,682	31,235

		49,830
Machinery (0.4%)
Altra Holdings, Inc. †	615	6,919

Bucyrus International, Inc. Class A	62	3,211

Chart Industries, Inc. †	757	12,566

CLARCOR, Inc.	141	4,494

Cummins, Inc.	401	18,005

Deere (John) & Co.	321	17,177

Doosan Heavy Industries and Construction Co., Ltd. (South Korea)	220	10,902

Ebara Corp. (Japan) †	3,000	11,477

Franklin Electric Co., Inc.	152	4,186

Gardner Denver, Inc. †	249	9,320

GLV, Inc. Class A (Canada) †	426	3,402

Gorman-Rupp Co. (The)	201	5,005

Joy Global, Inc.	153	8,192

Lindsay Corp.	134	4,702

Raser Technologies, Inc. †	1,094	1,269

Spirax-Sarco Engineering PLC (United Kingdom)	507	8,961

Tanfield Group PLC (United Kingdom) †	1,737	790

Timken Co.	312	7,697

		138,275
Manufacturing (0.7%)
AZZ, Inc. †	106	3,588

Dover Corp.	977	39,940

EnPro Industries, Inc. †	140	3,212

Exide Technologies †	881	6,608

Flowserve Corp.	561	55,797

General Cable Corp. †	768	22,548

GP Strategies Corp. †	701	4,262

ITT Corp.	182	9,413

John Bean Technologies Corp.	311	5,340

LSB Industries, Inc. †	564	6,892

Mueller Water Products, Inc. Class A	1,217	6,134

Pentair, Inc.	373	11,227

Roper Industries, Inc.	212	11,032

Smith (A.O.) Corp.	251	10,522

Thomas & Betts Corp. †	642	23,433

Valmont Industries, Inc.	129	9,887

		229,835
Media (0.6%)
Time Warner, Inc.	4,323	132,803

Walt Disney Co. (The)	2,322	70,171

		202,974
Medical technology (0.7%)
AGA Medical Holdings, Inc. †	150	1,872

Alliance Imaging, Inc. †	1,210	7,163

American Medical Systems Holdings, Inc. †	341	5,991

COMMON STOCKS (81.5%)* cont.	Shares	Value

Medical technology cont.
Baxter International, Inc.	1,041	$56,787

Hospira, Inc. †	961	45,119

Immucor, Inc. †	359	6,624

Invacare Corp.	306	7,619

Inverness Medical Innovations, Inc. †	141	5,929

Kinetic Concepts, Inc. †	1,305	43,992

Medtronic, Inc.	481	20,414

Millipore Corp. †	103	7,014

Natus Medical, Inc. †	301	4,009

NuVasive, Inc. †	136	4,413

Pall Corp.	205	6,525

Steris Corp.	425	13,732

Techne Corp.	59	4,005

Young Innovations, Inc.	246	5,963

		247,171
Metal fabricators (—%)
Haynes International, Inc. †	99	2,653

		2,653
Metals (1.9%)
Agnico-Eagle Mines, Ltd. (Canada)	101	6,329

AK Steel Holding Corp.	1,922	38,440

Ampco-Pittsburgh Corp.	263	7,690

AngloGold Ashanti, Ltd. ADR (South Africa)	121	5,329

ArcelorMittal (Luxembourg)	3,823	149,617

Aurizon Mines, Ltd. (Canada) †	2,314	11,454

BlueScope Steel, Ltd. (Australia)	44,083	109,203

Cameco Corp. (Canada)	204	5,875

Century Aluminum Co. †	505	4,924

Cia de Minas Buenaventura SA ADR (Peru)	171	6,866

Cliffs Natural Resources, Inc.	252	11,103

Coeur d’Alene Mines Corp. †	638	14,553

Crystallex International Corp. (Canada) †	3,602	1,009

Denison Mines Corp. (Canada) †	939	1,297

Eldorado Gold Corp. (Canada) †	466	6,170

Energy Resources of Australia, Ltd. (Australia)	151	3,310

Gold Fields, Ltd. ADR (South Africa)	221	3,266

Goldcorp, Inc. (Canada)	241	10,122

Golden Star Resources, Ltd. †	1,151	4,443

Great Basin Gold, Ltd. (South Africa) †	1,675	2,563

Harmony Gold Mining Co., Ltd. ADR (South Africa)	173	1,920

Horsehead Holding Corp. †	898	10,076

JFE Holdings, Inc. (Japan)	500	16,462

Kinross Gold Corp. (Canada)	353	7,067

Mitsui Mining & Smelting Co., Ltd. (Japan) †	12,000	29,631

New Gold, Inc. (Canada) †	1,135	3,974

Northgate Minerals Corp. (Canada) †	1,489	4,750

Northwest Pipe Co. †	146	3,689

COMMON STOCKS (81.5%)* cont.	Shares	Value

Metals cont.
Nucor Corp.	561	$23,792

Pan American Silver Corp. (Canada) †	189	4,770

Rangold Resources, Ltd. ADR (United Kingdom)	109	9,237

Royal Gold, Inc.	86	4,629

Schnitzer Steel Industries, Inc. Class A	469	20,927

Seabridge Gold, Inc. (Canada) †	112	2,824

Silver Standard Resources, Inc. (Canada) †	158	3,414

Silver Wheaton Corp. (Canada) †	1,027	16,504

Thompson Creek Metals Co., Inc. (Canada) †	817	9,788

UEX Corp. (Canada) †	1,320	1,174

Umicore NV/SA (Belgium)	340	11,622

Uranium One, Inc. (Canada) †	700	2,000

USEC, Inc. †	1,006	3,682

Voestalpine AG (Austria)	1,887	67,674

Yamana Gold, Inc. (Canada)	578	7,705

		670,874
Natural gas utilities (0.4%)
Energen Corp.	642	27,927

Gaz de France SA (France)	476	19,858

Sempra Energy	1,041	55,319

UGI Corp.	881	20,686

		123,790
Office equipment and supplies (0.2%)
Canon, Inc. (Japan)	1,600	61,767

		61,767
Oil and gas (6.8%)
Apache Corp.	1,202	114,527

Aventine Renewable Energy Holdings, Inc. †	1,865	802

BP PLC (United Kingdom)	6,391	60,621

Bronco Energy, Ltd. (Canada) †	470	222

Canadian Oil Sands Trust (Unit) (Canada)	200	5,536

Chevron Corp.	4,644	362,418

Connacher Oil and Gas, Ltd. (Canada) †	1,500	1,476

ConocoPhillips	3,523	182,386

Contango Oil & Gas Co. †	68	3,018

CVR Energy, Inc. †	401	2,939

Devon Energy Corp.	241	16,231

ENI SpA (Italy)	6,612	163,738

Exxon Mobil Corp.	7,205	540,879

Hess Corp.	1,602	92,852

Marathon Oil Corp.	3,683	120,139

Murphy Oil Corp.	961	54,191

Occidental Petroleum Corp.	1,842	148,815

Oil States International, Inc. †	143	5,129

Oilsands Quest, Inc. (Canada) †	1,286	1,556

OPTI Canada, Inc. (Canada) †	519	1,017

Petroleum Development Corp. †	504	9,057

Repsol YPF SA (Spain)	928	25,599

COMMON STOCKS (81.5%)* cont.	Shares	Value

Oil and gas cont.
Rosetta Resources, Inc. †	486	$7,655

Royal Dutch Shell PLC Class A (United Kingdom)	1,501	44,430

Royal Dutch Shell PLC Class B (United Kingdom)	4,033	115,735

Sasol, Ltd. ADR (South Africa)	150	5,937

StatoilHydro ASA (Norway)	6,254	153,968

Suncor Energy, Inc. (Canada)	216	7,821

Sunoco, Inc.	1,441	36,313

Swift Energy Co. †	226	4,852

Unit Corp. †	146	5,491

UTS Energy Corp. (Canada) †	1,430	2,801

Vaalco Energy, Inc. †	764	3,201

Williams Cos., Inc. (The)	2,803	55,752

		2,357,104
Pharmaceuticals (4.7%)
Abbott Laboratories	2,562	139,603

Actelion NV (Switzerland) †	633	37,211

AstraZeneca PLC (United Kingdom)	3,598	160,590

Biovail Corp. (Canada)	432	6,234

Cephalon, Inc. †	721	39,619

Eli Lilly & Co.	3,897	143,137

Endo Pharmaceuticals Holdings, Inc. †	476	10,486

Forest Laboratories, Inc. †	1,608	49,301

GlaxoSmithKline PLC (United Kingdom)	4,874	100,750

Johnson & Johnson	3,116	195,809

Medicis Pharmaceutical Corp. Class A	612	14,437

Merck & Co., Inc.	1,616	58,515

Mylan, Inc. † S	4,724	84,418

Novartis AG (Switzerland)	1,482	82,172

Obagi Medical Products, Inc. †	569	6,407

Par Pharmaceutical Cos., Inc. †	720	17,078

Perrigo Co.	144	5,780

Pfizer, Inc.	14,606	265,391

Questcor Pharmaceuticals, Inc. †	791	3,401

Salix Pharmaceuticals, Ltd. †	124	2,827

Sanofi-Aventis (France)	1,464	110,515

Santarus, Inc. †	1,939	7,737

Taisho Pharmaceutical Co., Ltd. (Japan)	2,000	36,680

Takeda Pharmaceutical Co., Ltd. (Japan)	900	37,561

Valeant Pharmaceuticals International †	196	6,407

		1,622,066
Power producers (0.4%)
AES Corp. (The) †	2,199	28,015

International Power PLC (United Kingdom)	4,211	19,238

Mirant Corp. †	3,451	49,142

Ormat Technologies, Inc.	70	2,882

SembCorp Industries, Ltd. (Singapore)	12,000	32,086

		131,363

COMMON STOCKS (81.5%)* cont.	Shares	Value

Publishing (0.1%)
Gannett Co., Inc.	1,211	$11,977

R. R. Donnelley & Sons Co.	1,347	27,721

		39,698
Railroads (0.4%)
Central Japan Railway Co. (Japan)	10	72,455

Union Pacific Corp.	1,281	81,036

		153,491
Real estate (1.2%)
Agree Realty Corp. R	250	6,158

American Campus Communities, Inc. R	1,145	30,858

American Capital Agency Corp. R	197	5,215

Annaly Capital Management, Inc. R	3,338	61,453

Anworth Mortgage Asset Corp. R	682	4,910

Ashford Hospitality Trust, Inc. † R	1,594	6,647

CB Richard Ellis Group, Inc. Class A †	2,985	34,119

CBL & Associates Properties R	667	6,176

CFS Retail Property Trust (Australia) R	23,675	42,633

Digital Realty Trust, Inc. R	481	23,405

Entertainment Properties Trust R	150	4,739

Glimcher Realty Trust R	2,586	7,603

Hang Lung Group, Ltd. (Hong Kong)	2,000	9,794

HRPT Properties Trust R	1,019	6,257

Lexington Corporate Properties Trust R	763	3,708

Liberty Property Trust R	858	25,431

LTC Properties, Inc. R	363	9,333

Macquarie Office Trust (Australia)	36,261	9,778

National Health Investors, Inc. R	391	12,899

Nationwide Health Properties, Inc. R	642	21,833

NorthStar Realty Finance Corp. R	829	2,810

Omega Healthcare Investors, Inc. R	268	4,848

PS Business Parks, Inc. R	169	8,034

Public Storage, Inc. R	561	44,644

Ramco-Gershenson Properties R	339	3,085

Saul Centers, Inc. R	128	3,950

SL Green Realty Corp. R	210	9,328

Universal Health Realty Income Trust R	86	2,638

Urstadt Biddle Properties, Inc. Class A R	272	3,732

Westfield Group (Australia)	768	8,572

		424,590
Regional Bells (1.1%)
AT&T, Inc.	11,047	297,605

Cincinnati Bell, Inc. †	2,429	7,238

Verizon Communications, Inc.	2,744	86,326

		391,169
Restaurants (0.6%)
AFC Enterprises †	1,530	11,980

Brinker International, Inc.	1,202	16,588

Carrols Restaurant Group, Inc. †	733	4,852

CEC Entertainment, Inc. †	326	9,506

COMMON STOCKS (81.5%)* cont.	Shares	Value

Restaurants cont.
Domino’s Pizza, Inc. †	1,308	$10,294

McDonald’s Corp.	1,842	116,507

Yum! Brands, Inc.	1,044	36,822

		206,549
Retail (4.9%)
Advance Auto Parts, Inc.	801	31,479

Aeropostale, Inc. †	119	3,749

Amazon.com, Inc. †	112	15,222

Autonation, Inc. †	1,263	22,292

AutoZone, Inc. †	164	24,251

Best Buy Co., Inc.	961	41,160

Big Lots, Inc. †	434	10,008

BJ’s Wholesale Club, Inc. †	1,362	47,275

Buckle, Inc. (The)	431	11,784

Cash America International, Inc.	169	5,435

Coach, Inc.	1,362	47,330

CVS Caremark Corp.	1,762	54,640

Deckers Outdoor Corp. †	187	17,322

Dollar Tree, Inc. †	642	31,439

Dress Barn, Inc. †	538	11,551

Gap, Inc. (The)	4,003	85,744

Herbalife, Ltd. (Cayman Islands)	1,391	58,339

Home Depot, Inc. (The)	2,125	58,140

Home Retail Group PLC (United Kingdom)	1,559	7,538

Jos. A. Bank Clothiers, Inc. †	147	5,999

Kenneth Cole Productions, Inc. Class A	232	2,158

Koninklijke Ahold NV (Netherlands)	5,707	76,887

Kroger Co.	3,843	87,390

Limited Brands, Inc.	2,803	46,502

Lowe’s Cos., Inc.	1,682	36,684

Macy’s, Inc.	3,363	54,851

Nash Finch Co.	187	6,135

Next PLC (United Kingdom)	4,580	148,735

OfficeMax, Inc. †	587	6,210

Rent-A-Center, Inc. †	215	3,803

Ross Stores, Inc.	1,297	57,042

Safeway, Inc.	1,922	43,245

Sally Beauty Holdings, Inc. †	522	3,644

Steven Madden, Ltd. †	242	8,635

Target Corp.	1,775	82,644

Toro Co. (The)	684	27,251

Tractor Supply Co. †	64	2,988

USANA Health Sciences, Inc. †	173	5,552

Wal-Mart Stores, Inc.	4,724	257,693

Woolworths, Ltd. (Australia)	5,391	138,228

World Fuel Services Corp.	120	6,382

		1,693,356

COMMON STOCKS (81.5%)* cont.	Shares	Value

Schools (0.1%)
Bridgepoint Education, Inc. †	308	$4,919

Lincoln Educational Services Corp. †	580	12,830

		17,749
Semiconductor (0.1%)
Atmel Corp. †	1,191	4,728

Formfactor, Inc. †	132	2,237

Photronics, Inc. †	678	2,739

Veeco Instruments, Inc. †	1,429	39,026

		48,730
Shipping (0.4%)
Air Transport Services Group, Inc. †	1,276	2,871

International Shipholding Corp.	199	6,609

Ryder System, Inc.	1,441	58,418

SembCorp Marine, Ltd. (Singapore)	19,000	48,056

Wabtec Corp.	284	10,934

		126,888
Software (3.1%)
Adobe Systems, Inc. †	604	21,188

Akamai Technologies, Inc. †	1,144	27,456

ArcSight, Inc. †	222	5,051

Blackboard, Inc. †	119	4,966

BMC Software, Inc. †	1,619	62,704

Citrix Systems, Inc. †	859	32,797

Concur Technologies, Inc. †	578	21,421

Mantech International Corp. Class A †	114	4,934

McAfee, Inc. †	183	6,981

Microsoft Corp.	13,821	406,475

MicroStrategy, Inc. †	99	8,669

Omnicell, Inc. †	599	6,110

Oracle Corp.	11,845	261,537

Symantec Corp. †	7,155	127,001

TIBCO Software, Inc. †	1,431	12,307

VMware, Inc. Class A †	1,621	68,050

		1,077,647
Technology (0.1%)
Amkor Technologies, Inc. †	844	4,684

CACI International, Inc. Class A †	107	4,967

Solarworld AG (Germany)	182	4,126

Tech Data Corp. †	205	8,633

Unisys Corp. †	738	23,682

		46,092
Technology services (1.8%)
3PAR, Inc. †	982	10,066

Acxiom Corp. †	504	5,816

Check Point Software Technologies (Israel) †	279	8,814

CSG Systems International, Inc. †	865	16,746

Fair Isaac Corp.	298	5,439

Fidelity National Information Services, Inc.	1,560	35,256

Google, Inc. Class A †	419	244,276

COMMON STOCKS (81.5%)* cont.	Shares	Value

Technology services cont.
HealthStream, Inc. †	1,063	$4,486

i2 Technologies, Inc. †	579	10,654

Indra Sistemas SA Class A (Spain)	884	20,999

Infospace, Inc. †	1,148	9,391

Ingram Micro, Inc. Class A †	616	10,466

SAIC, Inc. †	449	8,001

Salesforce.com, Inc. †	598	37,483

SAVVIS, Inc. †	299	3,743

Sohu.com, Inc. (China) †	978	54,532

Sourcefire, Inc. †	239	4,692

United Online, Inc.	1,175	7,990

VeriSign, Inc. †	320	7,181

Web.com Group, Inc. †	1,115	6,634

Western Union Co. (The)	2,482	45,793

Yahoo!, Inc. †	4,568	68,383

		626,841
Telecommunications (1.3%)
AboveNet, Inc. †	243	12,466

ADTRAN, Inc.	399	8,431

Applied Signal Technology, Inc.	124	2,451

Carphone Warehouse Group PLC (The) (United Kingdom)	4,091	12,856

Earthlink, Inc.	884	7,275

EchoStar Corp. Class A †	1,007	19,566

France Telecom SA (France)	2,741	71,248

InterDigital, Inc. †	120	2,855

KDDI Corp. (Japan)	18	97,450

NeuStar, Inc. Class A †	645	15,093

NII Holdings, Inc. †	1,693	50,451

Sprint Nextel Corp. †	14,994	55,628

Telefonica SA (Spain)	1,290	37,081

Telekom Austria AG (Austria)	376	6,530

USA Mobility, Inc. †	730	7,285

Windstream Corp.	3,042	30,177

		436,843
Telephone (0.5%)
Atlantic Tele-Network, Inc.	140	6,562

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	2,900	126,072

Qwest Communications International, Inc.	12,568	45,873

		178,507
Textiles (0.1%)
Carter’s, Inc. †	124	2,697

Gymboree Corp. (The) †	139	5,549

Maidenform Brands, Inc. †	327	4,738

Perry Ellis International, Inc. †	349	4,879

Phillips-Van Heusen Corp.	454	18,160

True Religion Apparel, Inc. †	163	3,006

Warnaco Group, Inc. (The) †	235	9,567

		48,596

COMMON STOCKS (81.5%)* cont.	Shares	Value

Tire and rubber (0.3%)
Bridgestone Corp. (Japan)	4,000	$63,761

Goodyear Tire & Rubber Co. (The) †	1,762	24,157

		87,918
Tobacco (1.2%)
Altria Group, Inc.	6,165	115,964

Philip Morris International, Inc.	3,603	173,267

Reynolds American, Inc.	401	20,034

Swedish Match AB (Sweden)	3,966	85,348

Universal Corp.	122	5,235

		399,848
Toys (0.2%)
Hasbro, Inc.	1,842	54,615

		54,615
Transportation services (—%)
ComfortDelgro Corp., Ltd. (Singapore)	12,000	12,834

		12,834
Trucks and parts (0.2%)
Aisin Seiki Co., Ltd. (Japan)	1,200	29,075

ATC Technology Corp. †	376	8,280

Fuel Systems Solutions, Inc. †	246	11,866

GUD Holdings, Ltd. (Australia)	384	2,991

		52,212
Utilities and power (—%)
Babcock & Brown Wind Partners (Australia)	5,978	7,295

EDF Energies Nouvelles SA (France)	187	9,768

		17,063
Waste Management (—%)
Calgon Carbon Corp. †	245	3,428

EnergySolutions, Inc.	348	2,986

		6,414
Water Utilities (0.2%)
American States Water Co.	137	4,532

Aqua America, Inc.	366	5,973

California Water Service Group	120	4,390

Cia de Saneamento Basico do Estado de Sao Paulo
ADR (Brazil)	229	8,377

Consolidated Water Co., Inc. (Cayman Islands)	135	1,769

Guangdong Investment, Ltd. (China)	20,000	11,122

Severn Trent PLC (United Kingdom)	464	8,016

SJW Corp.	154	3,303

Southwest Water Co.	271	1,599

Veolia Environnement (France)	459	15,573

		64,654
Total common stocks (cost $22,411,467)		$28,247,490

INVESTMENT COMPANIES (6.1%)*	Shares	Value

Eurazeo (France)	263	$18,630

Harris & Harris Group, Inc. †	2,567	10,396

iShares Dow Jones U.S. Real Estate Index Fund	642	27,869

iShares MSCI EAFE Index Fund	618	34,250

iShares MSCI Emerging Markets Index Fund	705	28,567

iShares Russell 2000 Growth Index Fund	285	17,969

iShares Russell 2000 Value Index Fund	828	44,927

MCG Capital Corp. †	1,513	6,007

S&P 500 Index Depository Receipts (SPDR Trust Series 1)	14,992	1,647,321

S&P Midcap 400 Index Depository Receipts (MidCap
SPDR Trust Series 1)	1,318	164,262

SPDR KBW Bank ETF	4,538	100,290

Total investment companies (cost $1,915,084)		$2,100,488

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.0%)*	strike price	amount	Value

Bristol-Myers Squibb. Co. (Call)	12/18/09/$25.00	$6,084	$4,380

Total purchased options outstanding (cost $1,521)			$4,380

SHORT-TERM INVESTMENTS (12.7%)*	Principal amount/shares		Value

Short-term investments held as collateral for loaned
securities with yield 0.35% and due date
December 1, 2009 [d]		$112,080	$112,080

Putnam Money Market Liquidity Fund [e]		3,847,086	3,847,086

U.S. Treasury Bills for an effective yield of 0.26%,
November 18, 2010 #		79,000	78,811

U.S. Treasury Bills for an effective yield of 0.22%,
July 15, 2010 #		154,001	153,665

U.S. Treasury Bills for an effective yield of 0.47%,
April 01, 2010 #		35,000	34,930

U.S. Treasury Bills for an effective yield of 0.70%,
December 17, 2009 #		184,000	183,961

Total short-term investments (cost $4,410,676)			$4,410,533

TOTAL INVESTMENTS

Total investments (cost $28,738,748)			$34,762,891

* Percentages indicated are based on net assets of $34,672,985.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at November 30, 2009.

d See Note 1 to the financial statements regarding securities lending.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) disclosures based on the securities valuation inputs. On November 30, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at November 30, 2009.

At November 30, 2009, liquid assets totaling $491,441 have been segregated to cover certain derivative contracts.

ADR after the name of a foreign holding stands for American Depository Receipts represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at November 30, 2009 (as a percentage of Portfolio Value):

United States	77.8%	Belgium	0.6%

Japan	4.2	Netherlands	0.6

United Kingdom	3.8	Norway	0.6

Italy	2.6	Singapore	0.6

France	2.0	Spain	0.6

Australia	1.5	Canada	0.5

Switzerland	0.9	China	0.5

Sweden	0.7	Other	2.5

		Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 11/30/09 (aggregate face value $9,223,478) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$1,046,147	$1,023,655	12/17/09	$22,492

Brazilian Real	84,918	85,987	12/17/09	(1,069)

British Pound	1,655,133	1,658,874	12/17/09	(3,741)

Canadian Dollar	528,860	523,645	12/17/09	5,215

Chilean Peso	53,315	50,444	12/17/09	2,871

Czech Koruna	59,891	59,535	12/17/09	356

Euro	1,519,914	1,504,022	12/17/09	15,892

Hong Kong Dollar	435,359	435,314	12/17/09	45

Hungarian Forint	57,982	57,009	12/17/09	973

Japanese Yen	1,443,980	1,379,829	12/17/09	64,151

Mexican Peso	135,999	133,736	12/17/09	2,263

New Zealand Dollar	24,604	24,844	12/17/09	(240)

Norwegian Krone	991,384	990,291	12/17/09	1,093

Polish Zloty	52,486	50,883	12/17/09	1,603

South African Rand	38,025	36,974	12/17/09	1,051

South Korean Won	71,625	70,602	12/17/09	1,023

Swedish Krona	625,391	619,950	12/17/09	5,441

Swiss Franc	461,828	450,634	12/17/09	11,194

Turkish Lira (New)	65,543	67,250	12/17/09	(1,707)

Total				$128,906

FORWARD CURRENCY CONTRACTS TO SELL at 11/30/09 (aggregate face value $9,171,422) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$495,102	$487,978	12/17/09	$(7,124)

Brazilian Real	17,949	18,196	12/17/09	247

British Pound	1,118,090	1,117,592	12/17/09	(498)

Canadian Dollar	1,183,005	1,161,609	12/17/09	(21,396)

Chilean Peso	73,016	70,067	12/17/09	(2,949)

Czech Koruna	93,090	92,489	12/17/09	(601)

Danish Krone	14,299	14,014	12/17/09	(285)

Euro	2,856,661	2,821,453	12/17/09	(35,208)

Hong Kong Dollar	47,972	47,970	12/17/09	(2)

Hungarian Forint	26,613	26,163	12/17/09	(450)

Japanese Yen	1,310,772	1,253,511	12/17/09	(57,261)

Mexican Peso	53,370	51,975	12/17/09	(1,395)

New Zealand Dollar	26,244	26,479	12/17/09	235

Norwegian Krone	434,012	432,104	12/17/09	(1,908)

Singapore Dollar	194,573	192,840	12/17/09	(1,733)

South African Rand	17,063	16,571	12/17/09	(492)

South Korean Won	3,048	3,000	12/17/09	(48)

Swedish Krona	744,698	739,827	12/17/09	(4,871)

Swiss Franc	527,449	514,498	12/17/09	(12,951)

Taiwan Dollar	83,937	83,086	12/17/09	(851)

Total				$(149,541)

FUTURES CONTRACTS OUTSTANDING at 11/30/09 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Amsterdam Exchange Index (Short)	3	$274,947	Dec-09	$14,718

DAX Index (Long)	1	211,228	Dec-09	1,983

Dow Jones Euro Stoxx 50 Index (Short)	4	167,888	Dec-09	(854)

Euro-CAC 40 Index (Long)	1	55,081	Dec-09	(2,428)

FTSE/MIB Index (Long)	1	164,530	Dec-09	(632)

IBEX 35 Index (Short)	3	524,935	Dec-09	13,356

MSCI EAFE Index E-Mini (Short)	9	702,900	Dec-09	(8,838)

FTSE 100 Index (Short)	15	1,279,898	Dec-09	(56,989)

Russell 2000 Index Mini (Long)	2	115,840	Dec-09	(684)

S&P 500 Index E-Mini (Long)	25	1,368,438	Dec-09	81,860

S&P 500 Index E-Mini (Short)	3	164,213	Dec-09	(9,996)

S&P Mid Cap 400 Index E-Mini (Long)	1	68,400	Dec-09	2,341

S&P TSX 60 Index (Long)	2	257,192	Dec-09	11,384

SPI 200 Index (Short)	4	429,170	Dec-09	(15,115)

Topix Index (Long)	1	97,380	Dec-09	(3,889)

Total				$26,217

WRITTEN OPTIONS OUTSTANDING at 11/30/09 (premiums received $6,084) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Bristol-Myers Squibb. Co. (Put)	$6,084	25.00	$2,799

Total			$2,799

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/09 (Unaudited)

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
8,534 contracts		1/28/10	(1 month USD-	MSCI Daily Total	$(97,816)
			LIBOR-BBA plus	Return Net
			105 bp)	Emerging Markets
				USD Index

Goldman Sachs International
257 baskets		11/24/10	(3 month USD-	A basket	(16,628)
			LIBOR-BBA)	(GSPMTGCC)
				of common stocks

JPMorgan Chase Bank, N.A.
17,338 shares		10/20/10	(3 month USD-	iShares MSCI	(14,476)
			LIBOR-BBA plus	Emerging Markets
			5 bp)	Index

1,397 shares		7/29/10	(3 month USD-	S&P 500	13,503
			LIBOR-BBA )	Information
				Technology Total
				Return Index

861 shares		7/29/10	3 month USD-	S&P 500 Energy	1,820
			LIBOR-BBA	Total Return Index

Total					$(113,597)

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of November 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,349,622	$450,691	$—

Capital goods	1,637,523	335,139	—

Communication services	1,195,638	127,715	—

Conglomerates	546,058	56,502	—

Consumer cyclicals	2,410,785	560,512	—

Consumer staples	2,423,362	393,301	—

Energy	2,461,934	674,949	11

Financial	2,963,835	1,100,086	—

Health care	2,750,718	491,238	—

Technology	4,541,922	37,103	—

Transportation	297,519	26,983	—

Utilities and power	940,708	473,636	—

Total common stocks	23,519,624	4,727,855	11
Investment companies	2,081,858	18,630	—

Purchased options outstanding	—	4,380	—

Short-term investments	3,847,086	563,447	—

Totals by level	$29,448,568	$5,314,312	$11

	Level 1	Level 2	Level 3

Other financial instruments:	$26,217	($137,031)	$—

Other financial instruments include securities sold short.

The following is a reconciliation of Level 3 assets as of November 30, 2009:

						Net
				Change in net		transfers	Balance
	Balance as	Accrued	Realized	unrealized	Net	in and/or	as of
	of May 31,	discounts/	gain/	appreciation/	purchases/	out of	Nov. 30,
Investments in securities:	2009	premiums	(loss)	(depreciation) †	sales	Level 3	2009

Common stocks:

Energy	$—	$—	$—	$11	$—	$—	$11

Total common stocks	$—	—	—	11	—	—	$11

Totals:	$—	$—	$—	$11	$—	$—	$11

† Includes $11 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/09 (Unaudited)

ASSETS

Investment in securities, at value, including $106,376 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $24,891,662)	$30,915,805
Affiliated issuers (identified cost $3,847,086) (Note 7)	3,847,086

Cash	45,991

Foreign currency (cost $17,222) (Note 1)	17,380

Dividends, interest and other receivables	72,959

Receivable for shares of the fund sold	27,101

Receivable for investments sold	334,734

Unrealized appreciation on swap contracts (Note 1)	15,323

Receivable for variation margin (Note 1)	16,898

Unrealized appreciation on forward currency contracts (Note 1)	144,462

Receivable from Manager (Note 2)	9,308

Foreign Tax reclaim	11,274

Total assets	35,458,321

LIABILITIES

Payable for investments purchased	254,107

Payable for shares of the fund repurchased	32,661

Payable for investor servicing fees (Note 2)	15,448

Payable for custodian fees (Note 2)	25,266

Payable for Trustee compensation and expenses (Note 2)	652

Payable for administrative services (Note 2)	267

Unrealized depreciation on forward currency contracts (Note 1)	165,097

Written options outstanding, at value (premiums received $6,084) (Notes 1 and 3)	2,799

Unrealized depreciation on swap contracts (Note 1)	128,920

Collateral on securities loaned, at value (Note 1)	112,080

Other accrued expenses	48,039

Total liabilities	785,336

Net assets	$34,672,985

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$22,371,014

Undistributed net investment income (Note 1)	1,216,396

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	5,164,228

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	5,921,347

Total — Representing net assets applicable to capital shares outstanding	$34,672,985

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($17,881 divided by 1,276 shares)	$14.01

Offering price per class A share (100/94.25 of $14.01)*	$14.86

Net asset value, offering price and redemption price per class Y share
($34,655,104 divided by 2,472,194 shares)	$14.02

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 11/30/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $7,658)	$340,522

Interest (including interest income of $5,288 from investments in affiliated issuers) (Note 7)	6,388

Securities lending	740

Total investment income	347,650

EXPENSES

Compensation of Manager (Note 2)	132,663

Investor servicing fees (Note 2)	51,157

Custodian fees (Note 2)	31,723

Trustee compensation and expenses (Note 2)	3,794

Administrative services (Note 2)	1,759

Auditing	32,693

Other	29,664

Fees waived and reimbursed by Manager (Note 2)	(85,433)

Total expenses	198,020

Expense reduction (Note 2)	(37)

Net expenses	197,983

Net investment income	149,667

Net realized gain on investments (Notes 1 and 3)	3,496,204

Net realized gain on swap contracts (Note 1)	993,129

Net realized loss on futures contracts (Note 1)	(104,440)

Net realized gain on foreign currency transactions (Note 1)	196,864

Net unrealized depreciation of assets and liabilities in foreign currencies
during the period	(39,859)

Net unrealized appreciation of investments futures contracts and swap contracts
during the period	1,802,552

Net gain on investments	6,344,450

Net increase in net assets resulting from operations	$6,494,117

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

		For the period
		1/23/09
		(commencement of
		operations) to
INCREASE (DECREASE) IN NET ASSETS	Six months ended 11/30/09*	5/31/09

Operations:
Net investment income	$149,667	$204,115

Net realized gain on investments and foreign currency transactions	4,581,757	1,445,085

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	1,762,693	4,158,654

Net increase in net assets resulting from operations	6,494,117	5,807,854

Redemption fees (Note 1)	101	—

Increase (decrease) from capital share transactions (Note 4)	(10,098,223)	32,449,136

Total increase (decrease) in net assets	(3,604,005)	38,256,990

NET ASSETS

Beginning of period(Note 5)	38,276,990	20,000

End of period (including undistributed net investment
income of $1,216,396 and $1,066,729, respectively)	$34,672,985	$38,276,990

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
			Net realized								investment
	Net asset value,		and unrealized	Total from					Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss) on	investment		Redemption	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	Total distributions	fees	end of period	asset value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
November 30, 2009 **	$11.85	.05	2.11	2.16	—	— e	$14.01	18.23 *	$18	.52 *	.39 *	35.11 *
May 31, 2009 †	10.00	.06	1.79	1.85	—	—	11.85	18.50 *	15	.40 *	.61 *	45.86 *

Class Y
November 30, 2009 **	$11.85	.05	2.12	2.17	—	— e	$14.02	18.3 1 *	$3 4,655	.52 *	.40 *	35.11 *
May 31, 2009 †	10.00	.06	1.79	1.85	—	—	11.85	18.50 *	3 8,262	.40 *	.61 *	45.86 *

* Not annualized.

** Unaudited.

† For the period January 23, 2009 (commencement of operations) to November 30, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

November 30, 2009	0.23%

May 31, 2009	0.30

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

54	55

Notes to financial statements 11/30/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Asset Allocation: Equity Portfolio is a series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the “Trust”). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The fund seeks long-term growth. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in mainly in midsized and large companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable potential.

The fund offers class A and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, January 12, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At November 30, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 63 futures contracts for the six months ended November 30, 2009. Outstanding contracts on purchased and written options contracts at the six months ended November 30, 2009 are indicative of the volume of activity during the period.

E) Forward currency contracts: The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the six months ended November 30, 2009 are indicative of the volume of activity during the period.

F) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on Total return swap contracts at the six months ended November 30, 2009 are indicative of the volume of activity during the period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At November 30, 2009, the fund had net liability position of $170,709 on derivative contracts subject to the Master Agreements.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At November 30, 2009, the value of securities loaned amounted to $106,376. The fund received cash collateral of $112,080 which is pooled with collateral of other Putnam funds into 1 issue of short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal

Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

The aggregate identified cost on a tax basis is $28,792,892, resulting in gross unrealized appreciation and depreciation of $6,410,357 and $440,358, respectively, or net unrealized appreciation of $5,969,999.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Effective January 1, 2010, the fund will pay Putnam Management for investment management and advisory services monthly, based on the average net assets of the fund, at an annual rate based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (but excluding the net assets of certain open-end funds to avoid “double-counting” of such net assets) (“fund family assets”). Such annual rate will be based on the following: 0.75% of the first $5 billion of average net assets, 0.70% of the next $5 billion, 0.65% of the next $10 billion, 0.60% of the next $10 billion, 0.55% of the next $50 billion, 0.53% of the next $50 billion, 0.52% of the next $100 billion, and 0.515% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the six months ended November 30, 2009, the fund’s expenses were reduced by $19,265 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the six months ended November 30, 2009, the fund’s expenses were reduced by $55,092 as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.612% of the fund’s average net assets. During the six months ended November 30, 2009, the fund’s expenses were reduced by $11,076 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At November 30, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended November 30, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended November 30, 2009, the fund’s expenses were reduced by $37 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $31, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the six months ended November 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended November 30, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $12,663,837 and $21,853,841, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended November 30, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$—	$—

Options opened	6,084	6,084

Options exercised	—	—

Options expired	—	—

Options closed	—	—

Written options
outstanding at
end of period	6,084	$6,084

Note 4: Capital shares

At November 30, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 1/23/09
			(commencement of operations)
	Six months ended 11/30/09		to 5/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	72	$921	240	$2,300

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	72	921	240	2,300

Shares repurchased	(36)	(501)	—	—

Net increase	36	$420	240	$2,300

			For the period 1/23/09
			(commencement of operations)
	Six months ended 11/30/09		to 5/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	514,323	$6,654,077	4,227,198	$42,339,511

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	514,323	6,654,077	4,227,198	42,339,511

Shares repurchased	(1,270,924)	(16,752,720)	(999,403)	(9,892,675)

Net increase (decrease)	(756,601)	$(10,098,643)	3,227,795	$32,446,836

At November 30, 2009, Putnam Investments, LLC owned 1,000 class A shares of the fund (78.4% of class A shares outstanding), valued at $14,010.

At November 30, 2009, funds within the Putnam RetirementReady Funds owned 93.7% of the outstanding shares of the fund.

Note 5: Initial capitalization and offering
of shares

The fund was established as a series of the trust on January 23, 2009. Prior to January 23, 2009, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$10,000	1,000

Class Y	$10,000	1,000

Note 6: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of November 30, 2009:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$144,462	Payables	$165,097

	Investments,		Payables,
	Receivables, Net		Net assets—
	assets — Unrealized		Unrealized
	appreciation /		appreciation /
Equity contracts	(depreciation)	145,345*	(depreciation)	231,144 *

Total		$289,807		$396,241

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended November 30, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$194,689	$—	$194,689

Equity contracts	(104,440)	—	993,129	888,689

Total	$(104,440)	$194,689	$993,129	$1,083,378

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(38,543)	$—	$(38,543)

Equity contracts	6,144	(5,765)	—	(249,137)	(248,758)

Total	$6,144	$(5,765)	$(38,543)	$(249,137)	$(287,301)

Note 7: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $5,288 for the period ended November 30, 2009. During the period ended November 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $12,808,604 and $12,202,586, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (unaudited)

November 19, 2009 meeting
At the meeting, each of the nominees for Trustees was elected, as follows:*

	Votes for	Votes withheld

Ravi Akhoury	2,527,113,902	2,052,455

Jameson A. Baxter	2,527,135,571	2,030,786

Charles B. Curtis	2,527,137,300	2,029,057

Robert J. Darretta	2,527,164,608	2,001,749

Myra R. Drucker	2,527,111,513	2,054,844

John A. Hill	2,527,153,836	2,012,521

Paul L. Joskow	2,527,163,174	2,003,182

Elizabeth T. Kennan	2,527,100,729	2,065,628

Kenneth R. Leibler	2,527,164,364	2,001,993

Robert E. Patterson	2,527,173,350	1,993,007

George Putnam, III	2,527,168,318	1,998,039

Robert L. Reynolds	2,527,162,581	2,003,776

W. Thomas Stephens	2,527,174,525	1,991,832

Richard B. Worley	2,527,135,097	2,031,259

* Because all funds of Putnam Funds Trust vote as a single class with respect to election of Trustees, the tabulations reflect preliminary results pending fund tabulation of voting results (including for those funds of Putnam Funds Trust whose meeting was adjourned, the results of voting at any adjourned session of the meeting).

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

3,168,162	—	—	—

A proposal to amend the fundamental investment restrictions with respect to investments in commodities was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

3,168,162	—	—	—

All tabulations are rounded to the nearest whole number.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Charles E. Porter	BSA Compliance Officer
Custodian	Senior Advisor
State Street Bank		Judith Cohen
and Trust Company	Steven D. Krichmar	Vice President, Clerk and
	Vice President and	Assistant Treasurer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Wanda M. McManus
	Janet C. Smith	Vice President, Senior Associate
Trustees	Vice President, Principal	Treasurer and Assistant Clerk
John A. Hill, Chairman	Accounting Officer and
Jameson A. Baxter,	Assistant Treasurer	Nancy E. Florek
Vice Chairman		Vice President, Assistant Clerk,
Ravi Akhoury	Susan G. Malloy	Assistant Treasurer and
Charles B. Curtis	Vice President and	Proxy Manager
Robert J. Darretta	Assistant Treasurer
Myra R. Drucker
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	James P. Pappas
George Putnam, III	Vice President
Robert L. Reynolds
W. Thomas Stephens
Richard B. Worley

This report is for the information of shareholders of Putnam Asset Allocation: Equity Portfolio. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA062 259387 1/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: January 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 28, 2010